BLACKROCK SERIES FUND, INC.
BlackRock High Income Portfolio

Supplement Dated June 15, 2007
to the Statement of Additional Information dated May 1, 2007

The following changes are made to the Statement of Additional Information of BlackRock Series Fund, Inc.

The section entitled “Investment Advisory Arrangements – Portfolio Manager Information” beginning on p. 32 is revised as set forth below.

The subsection entitled “Other Funds and Accounts Managed” revised to add the following information:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

Kevin Booth	6	5	4	0	2	3
	$4,041,023,220	$2,200,000,000	$612,000,000	$0	$509,000,000	$554,000,000

James Keenan	7	4	22	0	1	4
	$4,341,023,220	$835,000,000	$4,000,000,000	$0	$427,000,000	$706,000,000

The subsection entitled “2. Balanced Capital Portfolio (Fixed Income Portion), Bond Portfolio, Government Income Portfolio and High Income Portfolio – Compensation Program” is revised to add Mr. Booth and Mr. Keenan to the list of portfolio managers entitled to participate in the long term incentive and retention plan and the deferred compensation program. In addition, Mr. Keenan should be added to the list of portfolio managers who have been granted options and restricted stock awards.

Code#SRS-SAI-HIGHSUP-0607